North Square Small Cap Value Fund

TICKER: Investor Class: DRSVX, Class I: DRISX

Summary Prospectus

September 28, 2025

Before you invest, you may want to review the North Square Small Cap Value Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders and other information about the Fund online at https://northsquareinvest.com/fund-etf-literature-and-morningstar-ratings/. You may also obtain this information at no cost by calling 1-855-551-5521 or by e-mail at info@northsquareinvest.com. The Fund’s Prospectus and Statement of Additional Information, both dated September 28, 2025, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the North Square Small Cap Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Investor Class Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution (12b-1) and/or Service Fees	0.25%	None
Other Expenses[1]	0.20%	0.20%
Total Annual Fund Operating Expenses[2]	1.30%	1.05%

1	“Other Expenses” are estimated for the current fiscal year.

2	Total Annual Fund Operating Expenses have been restated to reflect current contractual expense caps.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver until September 30, 2027). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$132	$412	$713	$1,568
Class I Shares	$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund changed its fiscal year end from October 31 to May 31 to align it with the other Funds advised by the Adviser. For the period November 1, 2024, through May 31, 2025, the Predecessor Fund (as defined below) and/or Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, North Square Investments, LLC (the “Adviser”) has selected CSM Advisors, LLC (“CSM” or the “Sub-Adviser”), an affiliate of, and under common control with, the Adviser, to serve as the Fund’s sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

The Fund will invest primarily in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of August 31, 2025, the range of market capitalization of companies included in the Russell 2000® Value Index was $32 million to $17.8 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Sub-Adviser seeks to find overlooked companies with low price-to-earnings (“P/E”) ratios, solid financial strength and strong management that are selling below their intrinsic value.

Summary Prospectus	2	North Square Small Cap Value Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in common stocks of small capitalization companies that at the time of purchase are similar in market capitalization to those listed on the Russell 2000® Value Index. The Fund may invest up to 20% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) that are traded on U.S. markets. Small capitalization companies in which the Fund may invest include closed-end funds that invest primarily in small capitalization companies. The Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Fund intends to remain substantially invested in equity securities. However, the Fund may invest up to 20% of its net assets in investment-grade fixed income securities of any maturity issued by small capitalization companies if the Sub-Adviser believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

Principal Risks of Investing

Risk is inherent in all investing, including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Market Risk, Equity Risk, Value-Oriented Investment Strategies Risk, Management and Strategy Risk, Small-Cap-Sized Company Risk, Foreign Investment Risk, Valuation Risk, Sector Focus Risk (Financials Sector and Industrials Sector), Preferred Securities Risk, Convertible Securities Risk, Fixed Income Securities Risk, High Portfolio Turnover Risk, Cybersecurity Risk, and Reliance on Technology Risk Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as domestic and foreign (non-U.S.) economic growth and real or perceived adverse economic or political conditions throughout the world, including war, social unrest, natural disasters, public health crises (including the occurrence of a contagious disease or illness), changes in the general outlook for corporate earnings, inflation, tariffs, supply chain disruptions, sanctions, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. These events may lead to economic uncertainty, decreased economic activity, and increased market volatility. Given the interconnectedness of markets around the world, even if these events or conditions affect only a single or small number of issuers or countries, they may have disruptive effects across global economies and markets. The change in the presidential administration in 2025 has resulted in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally.

Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Sub-Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or the Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, issuer, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or the Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Small-Cap-Sized Company Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. Many small-capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Summary Prospectus	3	North Square Small Cap Value Fund

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. These and other valuation risks could result in you paying more than the market value when buying Fund shares or receiving less than the market value when selling Fund shares.

Sector Focus Risk. The Fund may from time to time invest a larger portion of its assets in one or more asset classes, market segments or sectors of the economy than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Financials Sector Risk. The performance of companies in the financials sector, as traditionally defined, may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials sector could have an adverse impact on the Fund. Due to increased inter-sector consolidation, banks, insurance companies, and financial services companies may be subject to severe competition.

Industrials Sector Risk. The value of companies in the industrial sector may be adversely affected by supply and demand related to their specific products or services and industrial sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and the introduction of new products.

Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitle the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred securities is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred securities, and changes in interest rates, typically declining in value if interest rates rise.

Summary Prospectus	4	North Square Small Cap Value Fund

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are frequently issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading and may have a high portfolio turnover, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Reliance on Technology Risk. The Fund’s trading strategies are highly reliant on technology, including hardware, software and telecommunications systems. In addition, data gathering, research, forecasting, order execution, trade allocation, risk management, operational, back office and accounting systems are all highly automated and computerized. Such automation and computerization relies on an extensive amount of both proprietary software and third-party hardware and software. Any unforeseeable failures, malfunctions, errors or problems with respect to these or other technologies may have a materially adverse effect on investors in the Fund or the Fund’s performance.

Performance

Concurrently with the Fund’s commencement of operations, the Fund acquired all of the assets, subject to the liabilities, of the Foundry Partners Small Cap Value Fund, a series of Valued Advisers Trust (the “Predecessor Fund”), in a tax-free reorganization on April 25, 2025 (the “Reorganization”). The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Further, the Predecessor Fund’s portfolio managers joined the Sub-Adviser to serve as the Fund’s portfolio managers as part of the Reorganization. The Predecessor Fund had two share classes: Investor Class shares and Institutional Class shares. In the Reorganization, the holders of the Investor Class shares and Institutional Class shares of the Predecessor Fund received Investor Class shares and Class I shares, respectively, of the Fund. The performance information presented below reflects the performance of the Predecessor Fund and, as applicable, its share classes. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Predecessor Fund’s Investor Class shares from year to year and by showing how the average annual total returns of Investor Class shares of the Predecessor Fund compare with the average annual total returns of a broad-based market index as well as to a benchmark that the Fund’s investment adviser believes is representative of the Fund’s investment universe. Performance of Investor Class shares will differ from that of Class I shares due to, among other things, differences in fees and expenses. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Summary Prospectus	5	North Square Small Cap Value Fund

Calendar-Year Total Return (before taxes) for Investor Class Shares

For each calendar year at NAV

The year-to-date return as of June 30, 2025 was -2.44%.

Investor Class
Highest Calendar Quarter Return at NAV (non-annualized)	27.36%	Quarter ended 12/31/2020
Lowest Calendar Quarter Return at NAV (non-annualized)	-36.62%	Quarter ended 03/312020

Average Annual Total Returns (for the periods ended December 31, 2024)	1 Year	5 Years	10 Years
Investor Class - Return Before Taxes	3.82%	8.42%	7.23%
Investor Class - Return After Taxes on Distributions	-1.77%	5.11%	4.82%
Investor Class - Return After Taxes on Distributions and Sale of Fund Shares	5.30%	5.98%	5.25%
Class I - Return Before Taxes	4.08%	8.68%	7.50%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)[1]	23.81%	13.86%	12.55%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)[2]	8.05%	7.29%	7.14%

1	The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

2	The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). Investors cannot invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

After-tax returns are shown for the Investor Class shares only. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.

Summary Prospectus	6	North Square Small Cap Value Fund

Investment Adviser and Sub-Adviser

North Square Investments, LLC is the Fund’s investment adviser. CSM Advisors, LLC, an affiliate of, and under common control with, the Adviser, serves as the Fund’s investment sub-adviser (the “Sub-Adviser”).

Portfolio Managers

The portfolio managers for the Fund joined the Sub-Adviser in connection with the Reorganization of the Predecessor Fund into the Fund. Prior to the Reorganization, the Fund’s portfolio managers were the Predecessor Fund’s portfolio managers at Foundry Partners, LLC (the “Predecessor Fund’s Adviser”).

The Sub-Adviser’s portfolio management team is comprised of: Mark Roach, Director, Small & Micro Cap Equities of CSM since April 2025; Managing Director and Portfolio Manager of the Predecessor Fund’s Adviser from June 2016 to April 2025 and, from 2006 to June 2016, Portfolio Manager of the precursor to the Predecessor Fund as a Managing Director and Portfolio Manager of Dreman Value Management, LLC (“Dreman”), which was the adviser to the precursor to the Predecessor Fund; and Mario Tufano, CFA, Senior Portfolio Manager, Small Cap Equities of CSM since April 2025; Portfolio Manager of the Predecessor Fund’s Adviser from June 2016 to April 2025 and, from 2010-2016, Portfolio Manager of the precursor to the Predecessor Fund as a Vice President and Senior Securities Analyst of Dreman. Mr. Roach is the lead portfolio manager and the portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares

Currently, the Fund offers Investor and Class I shares. To purchase shares of the Fund, you must invest at least the minimum amount shown in the chart below. As described below, the minimums can be waived in certain circumstances and by certain financial institutions.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class
All Accounts	$2,500	$1,000
Class I
All Accounts	$100,000	$1,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus	7	North Square Small Cap Value Fund